Exhibit 10.14

When recorded, return to:

Lynda Zimmerman, Esq.
Winstead Sechrest & Minick
5400 Renaissance Tower
1201 Elm Street
Dallas, Texas  752701


                     MODIFICATION AGREEMENT


     This MODIFICATION AGREEMENT ("Agreement") is made as of the 16th day of August, 1999, by and between COMERICA BANK-TEXAS, a state banking association ("Lender"), STRATUS 7000 WEST JOINT VENTURE, a Texas joint venture ("Borrower"), and STRATUS PROPERTIES, INC., a Delaware corporation (the "Guarantor").

                     W I T N E S S E T H :

     WHEREAS, Lender made a loan ("Loan") to Borrower on April 9,
1999,  in the maximum principal amount of SIX MILLION SIX HUNDRED
THOUSAND AND NO/100 DOLLARS ($6,600,000.00); and

     WHEREAS,   Lender   and  Borrower  executed   that   certain
Construction  Loan Agreement ("Loan Agreement")  dated  April  9,
1999, pertaining to the Loan; and

     WHEREAS, the Borrower executed and delivered to Lender that certain Promissory Note (the "Note") dated April 9, 1999, payable to the order of Lender in the amount of and evidencing the Loan;
and

     WHEREAS, the Borrower executed and delivered that certain Amended and Restated Deed of Trust (the "Deed of Trust") dated of even date with the Note to Gary W. Orr, as trustee ("Trustee"), for the benefit of the Lender, recorded under Document No. 1999009453 of the Official Records of Travis County, Texas, covering the real property described in Exhibit A attached hereto and incorporated herein for all purposes, together with all improvements, appurtenances, other properties (whether real or personal), rights and interests described in and encumbered by the Deed of Trust ("Property"), to secure the payment of the Note and performance by Borrower of the other obligations set forth in the Security Documents (as herein defined); and

     WHEREAS, the Borrower executed and delivered to Lender that certain Assignment of Rents and Leases (the "Assignment") dated of even date with the Note, assigning to Lender all rents, leases, income, revenues, issues and profits which may arise from the operation or ownership of the Property, to secure the payment of the Note and performance by Borrower of the other obligations set forth in the Security Documents; and

     WHEREAS, the Borrower caused to be issued by Chicago Title Insurance Company ("Title Company") that certain Mortgagee Policy of Title Insurance ("Policy") No.44-0394-101-339, dated April 16, 1999, in the amount of the Note, insuring the dignity and priority of the lien created and evidenced by the Deed of Trust and the Assignment; and

     WHEREAS, the Borrower caused Stratus Properties, Inc., the Guarantor to execute and deliver to Lender that certain Guaranty ("Guaranty") dated of even date with the Note guaranteeing certain payment obligations under the Note and certain other monetary obligations contained in the Security Documents and performance by Borrower of certain other obligations as set forth in the Security Documents subject to and on the terms and conditions set forth in the Guaranty; and

     WHEREAS, the Lender, Borrower and Guarantor now propose to modify certain of the terms and provisions of the Loan Agreement, the Assignment, the Note, the Deed of Trust and the other related documents executed by Borrower or third parties pertaining to, evidencing or securing the Loan (collectively, the "Security Documents").

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and Guarantor hereby agree as follows:

     1. Disposition. Borrower and Lender hereby agree that the definition of "Disposition" as contained in the Loan Agreement and as contained in the Deed of Trust shall be amended and modified by adding to said definition the following underlined additional language to be inserted in the Loan Agreement and the Deed of Trust:

          "Disposition: Any sale, lease (except as permitted under this Deed of Trust), exchange, assignment, conveyance, transfer, trade, or other disposition of all or any portion of the Mortgaged Property (or any interest therein) or all or any part of the beneficial ownership interest in Grantor (if Grantor is a corporation, partnership, general partnership, limited partnership, joint venture, trust, or other type of business association or legal entity); provided, however, a sale of the publicly traded stock of Stratus Properties, Inc. shall not constitute a Disposition under the terms of this Deed of Trust; and, further provided, notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, Oly Lantana, L.P., a joint venturer of Grantor ("Oly Lantana") may, after written notice to but without the requirement of Beneficiary's consent, transfer all or any portion of its joint venture interest in Grantor or all or any portion of its interest in any constituent entity of Oly Lantana to any entity or individual that is now or is in the future an affiliate or partner in Hicks Muse Tate and Furst, Inc., Olympus Real Estate Corporation or Olympus Real Estate Fund II, LP; PROVIDED, HOWEVER, in no event shall Stratus 7000 West, Ltd., the other joint venturer of Grantor, and the entities which comprise Stratus 7000 West, Ltd. (collectively, "Stratus")
     (i) be entitled to transfer any interest in Stratus 7000 West, Ltd. or in any Stratus constituent entity without the prior written consent of Beneficiary and FURTHER PROVIDED that (ii) Stratus shall be obligated to, at all times during the term of this Loan, remain in charge of the day-to-day management of the Grantor; EXCEPT, HOWEVER, Oly Lantana shall be entitled to exercise its right to remove Stratus as Operating Partner of Grantor in accordance with
     Section 4.1 of the Amended and Restated Joint Venture Agreement between Oly Lantana and Stratus 7000 West, Ltd. dated August __, 1999, PROVIDED: (i) Oly Lantana has first given written notice to Lender at least five
     (5) business days in advance of such removal and the reason for said proposed removal, together with Oly Lantana's proposed additional collateral, cash deposit or guaranty of the Loan (the "Proposed Collateral"), which Proposed Collateral must be satisfactory to Lender in its sole discretion; and thereafter either
     (ii) within ten (10) business days of receipt of Lender's approval of said Proposed Collateral, has furnished to Lender such Proposed Collateral; or
     (iii) within ten (10) business days of receipt of Lender's disapproval of the Proposed Collateral has paid off the Loan in full."

     2. Limitation of Liability. The Note shall be amended and modified by adding the following additional paragraph to the
Note:

          "5.8 Limitation of Liability of Oly Lower Tier Borrower Partners. Maker and Payee agree that (x) all of the following entities are fully liable for the indebtedness evidenced by this Note (the "Indebtedness"), all sums to accrue or to become payable thereon, all amounts covenanted to be paid under the Loan Documents and all covenants and agreements under the Loan Documents: (i) Maker and its two (2) joint venturers, Stratus 7000 West, Ltd. and
     Oly Lantana, L.P. (the "Joint Venturers"), (ii) the General Partners of the Joint Venturers, and (iii) to the extent any lower tier entities of Stratus 7000 West, Ltd. otherwise have personal liability under the terms of this Note, said lower tier entities of Stratus 7000 West, Ltd.; (y) Stratus Properties, Inc. (the "Guarantor") is liable for the Guaranteed Obligations (as defined in the Guaranty) to the extent set forth in the Guaranty of even date herewith executed by Guarantor in favor of Payee; and (z) Stratus Properties Operating Co., an entity owned 99.9% by Guarantor, the Assignor under that certain Assignment of Accounts Receivable executed of even date herewith given by Assignor as additional collateral for the Indebtedness, has absolutely assigned the accounts receivable described therein to Payee and said Assignment is not modified by the terms of this Paragraph 5.9. However, any liability of any lower tier entity which has an ownership interest in Oly Lantana, L.P., one of the Joint Venturers, (the "Oly Lower Tier Borrower Parties") under this Note, or any other Loan Documents shall be enforced only against the collateral now or hereafter given to secure the Indebtedness and not against any other assets, properties or funds of any Oly Lower Tier Borrower Parties; EXCEPT, HOWEVER, to the extent that the Indebtedness, together with all sums due and owing to Payee under the Loan Documents, is not fully satisfied in the manner required by the Loan Documents, following an uncured Event of Default, the Oly Lower Tier Borrower Parties shall be personally liable for all amounts of money paid, loaned or distributed to the Oly Lower Tier Borrowing Parties or affiliates thereof, unless such amounts of money were paid, loaned or distributed with the express written consent of Payee.

     Nothing herein shall be deemed to be a waiver of any right which Payee may have under Sections 506(a), 506(b), 1111(b) or any other provision of the United States Bankruptcy Code, as such sections may be amended, or corresponding or superseding sections of the Bankruptcy Amendments and Federal Judgeship Action of 1984, to file a claim for the full amount due to Payee under the Loan Documents or to require that all collateral shall continue to secure the amounts due under the Loan Documents.

     It is specifically acknowledged and agreed that nothing contained in this Section 5.8 shall be deemed to modify or limit the liability of Oly Lantana, L.P., or of Stratus 7000 West, Ltd. or of the General Partner of either of them or, to the extent any lower tier entity of Stratus 7000 West, Ltd. has personal liability under the terms of this Note, of each lower tier entity of Stratus 7000 West, Ltd."

     2. Title Insurance. Contemporaneously with the execution and delivery hereof, the Borrower shall cause the Title Company to issue with respect to the Policy, the standard Texas Form T-38 Endorsement pursuant to Rule P-9b(3) of the Basic Manual of Rules, Rates and Forms for the Writing of Title Insurance in the State of Texas ("Title Manual").

     3. Acknowledgment by Borrower. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Lender, as evidenced by the Security Documents. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to Lender pursuant to the terms of the Note as modified hereby;
(ii) the liens, security interests and assignments created and evidenced by the Security Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Security Documents; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Security Documents, and the other obligations created or evidenced by the Security Documents; (iv) Borrower has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Property, the Security Documents or Lender's performance under the Security Documents or with respect to the Property; (v) the representations and warranties contained in the Security Documents are true and correct representations and warranties of Borrower and third parties, as of the date hereof; and (vi) Lender is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender's obligations under the terms and provisions of the Security Documents. To the extent Borrower now has, or in the future possesses, any claims, offsets, defenses or counterclaims against Lender or the repayment of all or a portion of the Loan, whether known or unknown, fixed or contingent, same are hereby forever irrevocably waived and released in their entirety.

     4. No Waiver of Remedies. Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Lender by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Note or the other Security Documents.

     5. Joinder of Guarantor. By its execution hereof , Guarantor hereby (i) acknowledges and consents to the terms and provisions hereof; (ii) specifically acknowledges that the Limitation of Liability of Oly Lower Tier Borrower Partners shall in no manner limit or modify the Guaranteed Obligations of Guarantor under the Guaranty or the obligations of Stratus 7000 West, Ltd. or of any lower tier entity which has an ownership interest in Stratus 7000 West, Ltd. (iii) ratifies and confirms the Guaranty, including all interest and costs of collection, to or for the benefit of Lender; (iv) agrees that the Guaranty is and shall remain in full force and effect and that the terms and provisions of the Guaranty cover and pertain to the Loan, Note, Deed of Trust and other Security Documents as modified hereby;
(v) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of the
Guaranty or the other obligations created and evidenced by the Guaranty; (vi) certifies that the representations and warranties contained in the Guaranty remain true and correct representations and warranties of Guarantor as of the date hereof; and
(vii) acknowledges that Lender has satisfied and performed its covenants and obligations under the Guaranty and the other Security Documents, and that no action or failure to act by or on behalf of, Lender has or will give rise to any cause of action or other claim against Lender for breach of the Guaranty or other Security Documents or otherwise.

     6. Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, title insurance policy or endorsement premiums or other charges of the Title Company, and reasonable fees and expenses of legal counsel to Lender.

     7. Additional Documentation. From time to time, Borrower shall execute or procure and deliver to Lender such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Security Documents as shall be reasonably requested by Lender so as to evidence or effect the terms and provisions hereof. Upon Lender's request, Borrower shall  cause  to  be delivered to Lender an opinion  of  counsel, satisfactory to Lender as to form, substance and rendering attorney, opining to (i) the validity and enforceability of this Agreement and the terms and provisions hereof, and any other agreement executed in connection with the transaction contemplated hereby; (ii) the authority of Borrower, and any constituents of Borrower, to execute, deliver and perform its or their respective obligations under the Security Documents, as hereby modified; and (iii) such other matters as reasonably requested by Lender.

     8.    Effectiveness  of the Security Documents.   Except  as
expressly modified by the terms and provisions hereof, each of the terms and provisions of the Security Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Security Documents to the Loan, the amount constituting the Loan, any defined terms, or to any of the other Security Documents shall be deemed, from and after the date hereof, to refer to the Loan, the amount constituting the Loan, defined terms and to such other Security Documents, as modified hereby.

     9.    Governing Law.  THE TERMS AND PROVISIONS HEREOF  SHALL
BE  GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF  THE
STATE OF TEXAS, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.

     10. Time. Time is of the essence in the performance of the covenants contained herein and in the Security Documents.

     11. Binding Agreement. This Agreement shall be binding upon the successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to
(i) permit, sanction, authorize or condone the assignment of all or any part of the Property or any of Borrower's rights, titles or interests in and to the Property or any rights, titles or interests in and to Borrower, except as expressly authorized in the Security Documents or by the terms of this Agreement, or
(ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

     12. Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

     13. Construction. Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.

     14. Severability. If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or
provision   of  this  Agreement  that  is  illegal,  invalid   or
unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

     15. Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties  hereto.  Any signature and acknowledgment  page  to  any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.

     16. Final Agreement. THIS MODIFICATION AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO OR THERETO. THE PROVISIONS OF THIS MODIFICATION AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

     17. Notices. All notices or other communications required or permitted to be given pursuant hereto shall be in writing and shall be deemed properly given if (i) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, (ii) by delivering same in person to the intended addressee, or (iii) by delivery to an independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee. Notice so mailed shall be effective upon its deposit with the United States Postal Service or any successor thereto; notice sent by such a commercial delivery service shall be effective upon delivery to such commercial delivery service; notice given by personal delivery shall be effective only if and when received by the addressee; and notice given by other means shall be effective only if and when received at the designated address of the intended addressee. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days notice to the other party in the manner set forth herein. For purposes of such notices, the addresses of the parties shall be as follows:

     Payee:              Comerica Bank-Texas
                    1601 Elm Street, 2nd Floor
                    Dallas, Texas  75201
                    Attn:  National Real Estate Services

     Maker:              Stratus 7000 West Joint Venture
                    98 San Jacinto Boulevard
                    Suite 220
                    Austin, Texas  78701
                    Attn:     William H. Armstrong, III

     and to:                  Oly Lantana, L.P.
                    200 Crescent Court
                    Suite 1650
                    Dallas, Texas  75201
                    Attn:     Legal Department

     Guarantor:          Stratus Properties, Inc.
                    98 San Jacinto Boulevard
                    Suite 220
                    Austin, Texas  78701
                    Attn:     William H. Armstrong, III

     With a copy to:     Armbrust Brown & Davis, L.L.P.
                    100 Congress Avenue
                    Suite 1300
                    Austin, Texas  78701
                    Attention:  Kenneth Jones, Esq.

     and to:                  Locke Liddell & Sapp LLP
                    700 Lavaca
                    Suite 800
                    Austin, Texas  78701
                    Attention:  Brad Hawley, Esq.

     EXECUTED as of the date first above written.

                              LENDER:

                              COMERICA BANK-TEXAS,
                              a state banking association


                              By:
                              Name:
                              Title:


BORROWER:

STRATUS 7000 WEST JOINT VENTURE,
a Texas joint venture

By:Stratus 7000 West, Ltd.,
   a Texas limited partnership,
   Its Operating Partner

   By:STRS L.L.C.,
      a Delaware limited liability company,
      Its General Partner

      By:Stratus Properties, Inc.,
          a Delaware corporation,
          Its Sole Member



          By:  /s/ William H. Armstrong, III
               ------------------------------------
          Name:   William H. Armstrong, III
          Title:  President and Chief Executive Officer


By:Oly Lantana, L.P.,
   a Texas limited partnership,
   Its Financial Partner

   By:Oly Lantana GP, L.L.C.,
       a Texas limited liability company,
       Its Sole General Partner



       By:
       Name:
       Title:



GUARANTOR:

STRATUS PROPERTIES, INC.,
a Delaware corporation


By:
Name:
Title:





STATE OF TEXAS      &
                    &
COUNTY OF _________ &

     This instrument was ACKNOWLEDGED before me, on the _____ day of  _____________, 1999, by ________________________________, the
__________________  of  COMERICA  BANK-TEXAS,  a  state   banking
association, on behalf of said banking association.


[ S E A L ]
                              Notary Public, State of Texas
My Commission Expires:

_____________________              Printed Name of Notary Public



STATE OF TEXAS      &
                    &
COUNTY OF _________ &

     This instrument was ACKNOWLEDGED before me, on the _____ day of _____________, 1999, by ________________________________, the
________________________ of STRATUS PROPERTIES, INC., a Delaware corporation and the Sole Member of STRS L.L.C., a Delaware limited liability company and the General Partner of STRATUS 7000 WEST, LTD., a Texas limited partnership and Operating Partner of STRATUS 7000 WEST JOINT VENTURE, a Texas joint venture, on behalf of each of said entities.


[ S E A L ]
                              Notary Public, State of Texas
My Commission Expires:

_____________________              Printed Name of Notary Public



STATE OF TEXAS      &
                    &
COUNTY OF _________ &

     This instrument was ACKNOWLEDGED before me, on the _____ day of _____________, 1999, by ________________________________, the
________________________  of  OLY LANTANA  GP,  L.L.C.,  a  Texas
limited liability company and the Sole General Partner of OLY LANTANA, L.P., a Texas limited partnership, on behalf of each of said entities.


[ S E A L ]
                              Notary Public, State of Texas
My Commission Expires:

_____________________              Printed Name of Notary Public



STATE OF TEXAS      &
                    &
COUNTY OF _________ &

     This instrument was ACKNOWLEDGED before me, on the _____ day of  _____________, 1999, by ________________________________, the
__________________  of  STRATUS  PROPERTIES,  INC.,  a   Delaware
corporation, on behalf of said corporation.


[ S E A L ]
                              Notary Public, State of Texas
My Commission Expires:

_____________________              Printed Name of Notary Public